SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant X
Filed by a Party other than the Registrant ___
Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
X	Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

MACC PRIVATE EQUITIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
X	No fee required
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
1)	Title of each class of securities to which transaction applies:_____________________________________.
2)	Aggregate number of securities to which transaction applies:_____________________________________.
3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):___________________________________________________________.

4)	Proposed maximum aggregate value of transaction:____________________________.
5)	Total fee paid:____________________.

Fee paid previously with preliminary materials

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:________________.
2)	Form, Schedule or Registration Statement No.:______________________.
3)	Filing Party:__________________.
4)	Date Filed:___________________.

June 5, 2009

To the Shareholders of MACC Private Equities Inc.:

The Annual Meeting of Shareholders of our Corporation will be held on Tuesday July 14, 2009, at 10:00 a.m. Pacific Daylight Time at 24 Corporate Plaza Drive, Newport Beach, California 92660.

A Notice of the meeting, a Proxy and Proxy Statement containing information about matters to be acted upon are enclosed.  In addition, the MACC Private Equities Inc. Annual Report for the fiscal year ended September 30, 2008, is enclosed and provides information regarding the financial results of the Corporation for the year.  Holders of Common Stock are entitled to vote at the Annual Meeting on the basis of one vote for each share held.  If you attend the Annual Meeting in July, you retain the right to vote in person even though you previously mailed the enclosed Proxy.

Please also note that the form of Proxy, this Proxy Statement and our 2008 Annual Report are available at http://bnymellon.mobular.net/bnymellon/macc.  You may access those proxy materials any time beginning June 5, 2009.

It is important that your shares be represented at the meeting whether or not you are personally in attendance, and I urge you to review carefully the Proxy Statement and sign, date and return the enclosed Proxy at your earliest convenience.  I look forward to meeting you and, together with our Directors and Officers, reporting our activities and discussing the Corporation’s business and its prospects.  I hope you will be present.

Very truly yours,

Geoffrey T. Woolley
Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 14, 2009

To the Shareholders of MACC Private Equities Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of MACC Private Equities Inc., a Delaware corporation (the “Corporation”), will be held on Tuesday, July 14, 2009, 10:00 a.m. Pacific Daylight Time at 24 Corporate Plaza Drive, Newport Beach, California 92660, for the following purposes:

1.      To elect four directors to serve until the 2010 Annual Shareholders Meeting or until their respective successors shall be elected and qualified;

2.      To ratify the appointment of KPMG LLP as independent auditors of the Corporation for its fiscal year ending September 30, 2009; and

3.      To transact such other business as may properly come before the meeting and any adjournment thereof.

Only holders of Common Stock of the Corporation of record at the close of business on June 1, 2009, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

By Order of the Board of Directors

Montie L. Weisenberger, Secretary

Your Officers and Directors desire that all shareholders be present or represented at the Annual Meeting.  Even if you plan to attend in person, please date, sign and return the enclosed proxy in the enclosed postage-prepaid envelope at your earliest convenience so that your shares may be voted.  If you do attend the meeting in February, you retain the right to vote even though you mailed the enclosed proxy.  The proxy must be signed by each registered holder exactly as the stock is registered.

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 14, 2009

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of MACC Private Equities Inc., a Delaware corporation (“MACC” or the “Corporation”), of proxies to be voted at the Annual Meeting of Shareholders to be held on July 14, 2009, or any adjournment thereof (the “2009 Annual Meeting”).  The date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders of the Corporation is on or about June 5, 2009.

PURPOSES OF THE MEETING

The 2009 Annual Meeting is to be held for the purposes of:

(1)  electing four persons to serve as Directors of the Corporation to serve until the 2010 Annual Shareholders Meeting or until their respective successors shall be elected and qualified;

(2)  ratifying the appointment by the Board of Directors of KPMG LLP as independent auditors of the Corporation for the fiscal year ending September 30, 2009 (“Fiscal Year 2009”); and

(3)  transacting such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors unanimously recommends that the shareholders vote FOR the election as Directors of the persons named under ELECTION OF DIRECTORS and FOR the ratification of the appointment of KPMG LLP as independent auditors.

VOTING AT THE MEETING

The record date for holders of Common Stock of MACC Private Equities Inc. entitled to notice of, and to vote at, the 2009 Annual Meeting is the close of business on June 1, 2009 (the “Record Date”).  As of the Record Date, we had outstanding and entitled to vote at the 2009 Annual Meeting 2,464,621 shares of Common Stock.  The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the 2009 Annual Meeting is necessary to constitute a quorum.  Abstentions and shares held by brokers, banks, other institutions and nominees that are voted on any matter at the 2009 Annual Meeting are included in determining the presence of a quorum for the transaction of business at the commencement of the 2009 Annual Meeting and on those matters for which the broker, nominee or fiduciary has authority to vote.  In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share of Common Stock held in the shareholder’s name at the close of business on the Record Date.

To be elected a Director, each nominee under PROPOSAL 1 must receive the favorable vote of the holders of a plurality of the shares of Common Stock entitled to vote and represented at the 2009 Annual Meeting.  In order to ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending September 30, 2009 under PROPOSAL 2, this proposal must receive the favorable vote of a majority of the outstanding shares of Common Stock entitled to vote at the 2009 Annual Meeting

Each proxy delivered to us, unless the shareholder otherwise specifies therein, will be voted:

➢	FOR the election as Directors of the persons named under ELECTION OF DIRECTORS—NOMINEES; and
➢	FOR the ratification of the appointment by the Board of Directors of KPMG LLP as independent auditors.

In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with this specification.  As to any other matter or business which may be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same, but neither our management nor the Board of Directors knows of any such other matter or business.  Any shareholder has the power to revoke his proxy at any time insofar as it is then not exercised by giving notice of such revocation, either personally at the meeting or in writing, to Secretary, MACC Private Equities Inc., 580 Second Street, Suite 102, Encinitas, California 92024, or by the execution and delivery to us of a new proxy dated subsequent to the original proxy.

PROPOSAL 1
ELECTION OF DIRECTORS

All Director nominees elected at the 2009 Annual Meeting will serve until the 2010 Annual Meeting of shareholders or until their respective successors shall be elected and qualified.  The persons named in the accompanying form of proxy intend to vote such proxy for the election of the nominees named below as Directors to serve until the next Annual Meeting of shareholders or until their respective successors shall be elected and qualified, unless otherwise properly indicated on such proxy.  If any nominee shall become unavailable for any reason, the persons named in the accompanying form of proxy are expected to consult with the Board of Directors in voting the shares represented by them at the 2009 Annual Meeting.  The Board of Directors has no reason to doubt the availability of any of the nominees and no reason to believe that any of the nominees will be unable or unwilling to serve the entire term for which election is sought.  Proxies may not be voted for more than the four Director nominees set forth below.  To be elected a Director, each nominee must receive the favorable vote of the holders of a plurality of the shares of Common Stock entitled to vote and represented at the 2009 Annual Meeting.  The names of the nominees, along with certain information concerning them, are set forth below.

Nominees

In the charts below, “Interested Director” indicates the director nominee who does not meet the definition of “independent director” provided in the rules applicable to companies listed on the Nasdaq Capital Market.  In contrast, “Independent Directors” do meet such qualification.  The address for all Director nominees is 580 Second Street SE, Suite 102, Encinitas, California, 92024.  None of the Director nominees serves as a director of any other company having a class of securities registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or of any investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  Additionally, MACC only consists of one investment portfolio.

Interested Director:
Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Gordon J. Roth, 54†	Director	Since 2000
CFO and Chief Operating Officer, Roth Capital Partners, LLC (independent investment banking firm specializing in small-cap companies), 2000-present; Chairman, Roth & Company, P.C. (public accounting firm located in Des Moines, Iowa), 1990-2000. Prior to that, Mr. Roth was a partner at Deloitte & Touche, a public accounting firm, in Des Moines.

†  As a member of the Board of Managers of Eudaimonia Asset Management, LLC, MACC’s investment advisor, Mr. Roth is an “interested person” of MACC, as that term is defined in Section 2(a)(19) of the 1940 Act.

Independent Directors:

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Geoffrey T. Woolley, 49	Director and Chairman of the Board	Director since 2003, elected Chairman April, 2004
Executive Chairman, Kreos Capital Limited (founded in 1997 by Mr. Woolley to introduce “venture leasing,” an asset-backed debt instrument with equity participation to the European and Israeli markets); Founding Partner, Dominion Ventures, Inc.; Managing Member, Hild Partners, LLC; Director:  BH Thermal Corp, University Opportunity Fund and Utah Capital Investment Corporation; Chairman of the Board: MorAmerica, University Venture Fund, Hild Assets, Ltd. and Unitus Equity Fund; Adviser:  Polaris Ventures and Von Braun & Schreiber Private Equity.  Mr. Woolley holds an M.B.A. from the University of Utah and a B.S. in Business Management with a Minor in Economics from Brigham Young University.

James W. Eiler, 57	Director	Since January, 2008
Principal, Eiler Capital Advisors (Investment Banking), since 2007; Managing Director, First National Investment Bank (Investment Banking), 2007; Managing Partner, Cybus Capital Markets (Investment banking), 2004-2007; Senior Vice President, John Deere Credit (Agricultural Financial Services), 1999-2004.  Mr. Eiler holds an M.S. in Ag Economics and a B.S. in Ag Business from Iowa State University.

Michael W. Dunn, 59	Director	Since 1994	Director, MorAmerica since 1994; C.E.O. (since 1980), President and CEO and Director (since 1983), Farmers & Merchants Savings Bank of Manchester, Iowa.

Common Stock Ownership of Directors

The following table represents, as of May 15, 2009 and based upon the closing price as reported by Nasdaq on May 15, 2009, the dollar range value of equity securities beneficially owned (as that term is defined in Rule 16a-1(a)(2) of the 1934 Act) by each nominee for Director.  In the table, “Interested Director” indicates Directors who do not meet the definition of “independent director” provided in the rules applicable to companies listed on the Nasdaq Capital Market.  In contrast, “Independent Directors” do meet such qualification.

Name of Independent Director	Dollar Range of Equity Securities in MACC	Aggregate Dollar Range† of Equity Securities in all Funds in Fund Complex
Michael W. Dunn	$10,001 - $50,000	$10,001 - $50,000
James W. Eiler	$1- $10,000	$1- $10,000
Geoffrey T. Woolley	Over $100,000	Over $100,000

Name of Interested Director	Dollar Range of Equity Securities in MACC	Aggregate Dollar Range† of Equity Securities in all Funds in Fund Complex
Gordon J. Roth	$10,001- $50,000	$10,001- $50,000

† MACC only consists of one investment portfolio.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED UNDER “ELECTION OF DIRECTORS—NOMINEES” TO THEIR RESPECTIVE TERMS.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

As recommended by the Audit Committee of our Board of Directors, on December 9, 2008, a majority of those members of the Board of Directors who are not “interested persons” of the Corporation (as defined in Section 2(a)(19) of the 1940 Act) voted in favor of the appointment of KPMG LLP to serve as our independent auditors for the Fiscal Year 2009.  The appointment of KPMG LLP as independent auditors is subject to ratification by the shareholders.  A representative of KPMG LLP is expected to be present at the 2009 Annual Meeting with an opportunity to make a statement, and will be available to respond to appropriate questions.

In order to ratify the appointment of KPMG LLP as independent auditors for the Fiscal Year 2009, the proposal must receive the favorable vote of a majority of the shares entitled to vote and represented at the 2009 Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF KPMG LLP AS THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2009.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the 2009 Annual Meeting.  If any matters do come before the 2009 Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the 2009 Annual Meeting.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the 1934 Act, our officers and directors and persons beneficially owning 10% or more of our Common Stock (collectively, “reporting persons”) must file reports on Forms 3, 4 and 5 regarding changes in their holdings of our equity securities with the Securities and Exchange Commission (the “SEC”).  Based solely upon a review of copies of these reports sent to our Secretary and/or written representations from reporting persons that no Form 5 was required to be filed with respect to our fiscal year ended September 30, 2008 ("Fiscal Year 2008"), we believe that all Forms 3, 4, and 5 required to be filed by all reporting persons have been properly and timely filed with the SEC with the exception of the Form 3 filed for Director James W. Eiler.

Common Stock Ownership

Our officers and directors, eight in number as a group, beneficially own 248,099 shares of our Common Stock together, equal to 10 % of our outstanding Common Stock.  The following table sets forth certain information as of May, 15, 2009, with respect to the Common Stock ownership of: (i) those persons or groups (as that term is used in Section 13(d)(3) of the 1934 Act who beneficially own more than 5% of our Common Stock, and (ii) each Director.  Unless otherwise indicated, the address for the persons listed in the table is 580 Second Street, Suite 102, Encinitas, California 92024.

As of May 15, 2009, there were 2,464,621 shares of Common Stock issued and outstanding.  Because they serve as our investment advisers, Eudaimonia Asset Management, LLC (“Eudaimonia” or “EAM”), a California limited liability company located at 580 Second Street, Suite 102, Encinitas, California 92024, and InvestAmerica Investment Advisors, Inc. (“InvestAmerica”), a Delaware corporation located at 101 Second Street S.E., Suite 800, Cedar Rapids IA 52401, are deemed to “control” us, within the meaning of the 1940 Act.  Additionally, Atlas Management Partners, LLC (“Atlas”), Bridgewater International Group, LLC (“BIG”), Mr. Benjamin Jiaravanon (a former Director) and Mr. Timothy Bridgewater control us through either direct or beneficial ownership of 804,689 shares of stock, which as of May 15, 2009 comprise 32.6 % of our issued and outstanding stock.  Atlas and BIG are organized under the laws of the State of Utah.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class of Voting Common Stock

Atlas Management Partners, LLC (1) One South Main Street, Suite 1660, Salt Lake City, Utah 84133	804,689	32.65%

Bridgewater International Group, LLC (1) 10500 South 1300 West, South Jordan, Utah 84095	804,689	32.65%

Timothy A. Bridgewater (1) 10500 South 1300 West South Jordan, Utah 84095	817,789	33.18%

Benjamin Jiaravanon (1) Ancol Barat, J1 Ancol VIII, No.1, Jakarta 14430 Indonesia	804,689	32.65%

Geoffrey T. Woolley	151,314	6.14%

Gordon J. Roth(2)	34,201	1.38%

Michael W. Dunn	46,584	1.89%

James W. Eiler	10,000	0.04%

All Officers and Directors as a Group	242,099	9.82%

(1)
The foregoing information with respect to Atlas, BIG, Mr. Jiaravanon and Mr. Bridgewater is based upon Amendment No. 1 to Schedule 13D, dated September 30, 2003, as subsequently amended February 13, 2004, April 28, 2005 and April 30, 2005, filed by Atlas, BIG and others with the SEC (collectively, the “Atlas Group 13D”).  The Atlas Group 13D disclosed control over 804,689 shares of Common Stock owned by BIG (the “BIG Shares”) is governed by a Shareholder and Voting Agreement dated September 29, 2003 among Atlas, BIG and Kent Madsen (the “Shareholder Agreement”).  The term of the Shareholder Agreement extends to March 1, 2010 and may be extended in certain circumstances; however, the Shareholder Agreement may also be terminated at any time by any party.  Under the Shareholder Agreement, BIG appointed Atlas as its limited proxy to vote the BIG Shares, but BIG retains all other incidents of ownership of the stock, including beneficial ownership and dispositive power.  The Shareholder Agreement also provides Atlas with certain rights of first refusal respecting the BIG Shares and limits BIG’s ability to otherwise dispose of the BIG Shares.  Pursuant to a Mutual Release and Waiver of Claims and Termination of Shareholder and Voting Agreements among Atlas, BIG and the former managers of Atlas dated April 28, 2005 and filed as part of the Atlas Group 13D, certain former managers of Atlas, including Geoffrey Woolley (the Chairman of the Corporation’s Board) and Kent Madsen, no longer have any interests in Atlas and have no voting rights respecting the BIG Shares.

As voting Managing Director of Atlas, Mr. Bridgewater has shared control over the voting power granted to Atlas under the Shareholder Agreement respecting the BIG Shares, subject to the parties’ rights under the Shareholder Agreement.  Mr. Bridgewater is also Managing Director of BIG and in that capacity has shared control over the voting power granted to Atlas under the Shareholder Agreement respecting the BIG Shares, subject to the parties’ rights under the Shareholder Agreement.  Mr. Bridgewater also individually owns 13,100 shares of Common Stock, according to reports Mr. Bridgewater has filed with the SEC pursuant to Section 16(a) of the Exchange Act.  As the sole Managing Member of BIG, Mr. Jiaravanon has shared control over the voting power granted to Atlas under the Shareholder Agreement respecting the BIG Shares, subject to the parties’ rights under the Shareholder Agreement.  BIG is a wholly owned subsidiary of Aleksin, a corporation organized under the laws of the British Virgin Islands.  Aleksin is a wholly-owned subsidiary of Maze Industrial Ltd. (“Maze”), a corporation organized under the laws of the British Virgin Islands.  Maze is 100% owned by Sumet Jiaravanon, an individual.

(2)	Mr. Gordon Roth individually owns 5,151 shares of Common Stock. Roth Capital Partners, LLC, in which Mr. Roth has shared control of voting power, owns 29,050 shares of Common Stock.

Executive Officers

Our current officers are listed in the chart below.  As affiliated persons of Eudaimonia, the officers are “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act, of the Corporation.  The address for all officers is 580 2nd Street, Suite 102, Encinitas, California 92024.

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Travis T. Prentice, 33	President and CEO	Since April, 2008
President and Chief Investment Officer of EAM, a firm he co-founded in 2007.  In addition, he serves as portfolio manager for the firm’s Micro Cap Growth and Ultra Micro Cap Growth investment strategies. Prior to founding EAM, Mr. Prentice was a Partner, Managing Director and Portfolio Manager with Nicholas-Applegate Capital Management where he had lead portfolio management responsibilities for their Micro and Ultra Micro Cap investment strategies and a senior role in the firm’s US Micro/Emerging Growth team.  He brings ten years of institutional investment experience from Nicholas Applegate where he originally joined in 1997. He holds a Masters in Business Administration from San Diego State University and a Bachelor of Arts in Economics and a Bachelor of Arts in Psychology from the University of Arizona.

Derek J. Gaertner, 37	Chief Financial Officer and CCO	Since April, 2008
Vice President and Chief Operating/ Compliance Officer of EAM.  Prior to joining EAM in 2007, Mr. Gaertner was the Chief Financial Officer of Torrey Pines Capital Management, a global long/short equity hedge fund located in San Diego, California.  He was also responsible for overseeing the firm’s regulatory compliance and operations functions.  Prior to joining Torrey Pines Capital Management in 2004, Mr. Gaertner was a Tax Manager with PricewaterhouseCoopers LLP.  He has over 8 years of public accounting experience in both the audit and tax departments.  Mr. Gaertner is a Certified Public Accountant and has a Bachelors of Science in Accounting from the University of Southern California and Masters of Science in Taxation from Golden Gate University, San Francisco.

Name and Age	Held with the Corporation	Length of Time Served	Principal Occupation(s) During Past 5 years
Montie L. Weisenberger 40	Treasurer and Secretary	Since April, 2008
Senior Vice President and Portfolio Manager of EAM, a firm he co-founded in 2007.  Mr. Weisenberger has primary portfolio management responsibilities for the firm’s Small Cap Growth investment strategy.  Prior to founding EAM, Mr. Weisenberger was a Senior Vice President and Portfolio Manager at Nicholas Applegate Capital Management where he had lead portfolio management responsibilities for the firm’s Traditional Small-to-Mid Cap Growth strategy and was a senior member of the firm’s US Micro / Emerging Growth team since 2001.  Prior to joining Nicholas Applegate Capital Management, Montie was a research analyst at Adams, Harkness & Hill, now Cannacord Adams, an emerging growth investment bank located in Boston, MA. Mr. Weisenberger also spent more than five years as a finance and strategic management consultant, most recently as a manager with KPMG, LLP.  Mr. Weisenberger brings more than twelve years of combined investment management and financial analysis experience to Eudaimonia Asset Management.  He holds a Masters in Business Administration and a Masters in Health Administration from Georgia State University and a Bachelor of Arts in Business Administration from Flagler College.

Meetings and Committees of the Board of Directors

The Audit Committee and the Corporate Governance/Nominating Committee operated during Fiscal Year 2008 to assist the Board of Directors in carrying out its duties.  During Fiscal Year 2008, six meetings of the Board of Directors were held.  In addition, four meetings of the Audit Committee and two meetings of the Corporate Governance/Nominating Committee were held.  Each of the Directors who are nominated for election at the 2009 Annual Meeting attended at least 75% of the aggregate meetings of the Board of Directors and the meetings held by the committees of the Board of Directors on which each Director served during fiscal year 2008.  We strongly encourage our Directors to attend all annual meetings, and all Directors attended the 2008 Annual Meeting of shareholders.

Audit Committee

The Audit Committee makes recommendations to the Board of Directors regarding the engagement of the independent auditors for audit and non-audit services; evaluates the independence of the auditors and reviews with the independent auditors the fee, scope and timing of audit and non-audit services.  The Audit Committee also is charged with monitoring our Policy Against Insider Trading and Prohibited Transactions and its Code of Conduct.  The Audit Committee presently consists of Michael W. Dunn (Chair), Geoffrey T. Woolley and James W. Eiler.  Each member of the Audit Committee is considered “independent” under applicable Nasdaq listing standards.  The Board of Directors has determined that James W. Eiler is an Audit Committee financial expert.

Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee was appointed by the Board of Directors to identify and recommend approval of all Director nominees to be voted on at the Annual Shareholders’ Meetings, to recommend corporate governance guidelines for the Corporation, to lead the Board of Directors in its annual review of the Board’s performance, and to recommend to the Board of Directors nominees for each committee of the Board.  On December 22, 2003, the Board of Directors approved the Corporate Governance/Nominating Committee Charter, which was subsequently revised on February 28, 2006 and again on October 9, 2008.

The Corporate Governance/Nominating Committee may seek input from other Directors or senior management in identifying candidates.  Under our Third Amended and Restated Bylaws, stockholders desiring to nominate persons for election as Directors or to propose other business for consideration at an annual meeting must notify the Secretary in writing not less than 60 days, nor more than 90 days, prior to the date on which we first mailed its proxy materials for the prior year’s annual meeting.  Shareholders may propose nominees for Director by following the procedures set forth in the section of this Proxy Statement entitled “SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING.”

The qualifications used in evaluating Director candidates include but are not limited to: independence, time commitments, attendance, business judgment, management, accounting, finance, industry and technology knowledge, as well as, personal and professional ethics, integrity and values. In addition, as set forth in its Charter, the Corporate Governance/Nominating Committee believes that having directors with relevant experience in business and industry, government, finance and other areas is beneficial to the Board of Directors as a whole.  The Corporate Governance/Nominating Committee further reviews the qualifications of any candidate in the context of the current composition of the Board of Directors and our needs. The same identifying and evaluating procedures apply to all candidates for director nomination, whether nominated by shareholders or by the Corporate Governance/Nominating Committee.  The Corporate Governance/Nominating Committee has approved all of the nominees for Director identified above.

The Corporate Governance/Nominating Committee also: (i) oversees the formulation of, and recommends for adoption to the Board of Directors, a set of corporate governance guidelines;  (ii) periodically reviews and reassesses the corporate governance guidelines and recommends appropriate changes to the Board of Directors for approval; (iii) reviews and approves annually the Corporation’s compensation program for service on the Board of Directors or any of its committees; (iv) performs an annual assessment of the Board’s performance and periodically reports its Board assessments to the Board; (v) annually reviews and assesses its Charter and makes recommendations of appropriate changes to the Board; (vi) performs periodic reviews of all Board committee structure and governance charters; (vii) recommends appropriate changes to Board committee composition and responsibility to the Board; and (viii) reviews any conflicts of interest.

The Corporate Governance/Nominating Committee consists of Geoffrey T. Woolley (Chair), James W. Eiler and Michael W. Dunn.  All members of the Corporate Governance/Nominating Committee are considered “independent” under applicable Nasdaq listing standards.

Investment and Valuation Committee

The Investment and Valuation Committee assists the full Board of Directors with the periodic valuation of our investment securities and with oversight of our investment portfolio and evaluates any proposed revisions to our investment policy.  The Investment and Valuation Committee also assures compliance with our valuation policy and policies regarding investments made in participation with other funds managed by InvestAmerica, with entities controlling, controlled by or under common control with InvestAmerica, and with other affiliates.   The voting members of the Investment and Valuation Committee presently include Michael W. Dunn, James W. Eiler and Gordon J. Roth (Chair).  Mr. Dunn and Mr. Eiler are independent under Nasdaq listing standards.   The Investment and Valuation Committee held three meetings in Fiscal Year 2008.

Audit Committee Report

The Audit Committee of the Board of Directors was established as a separately designated committee in accordance with section 3(a)(58)(A) of the 1934 Act and is composed of three directors.  It operates under a written charter which was approved by the Board of Directors and subsequently amended by the Audit Committee on February 25, 2003, and was attached as an appendix to the Proxy Statement in the Corporation’s fiscal Year ended

September 30, 2006.  The members of the Audit Committee during Fiscal Year 2008 were Geoffrey T. Woolley (Chair), James W. Eiler, and Michael W. Dunn.  Mr. Eiler was considered the Audit Committee’s financial expert during Fiscal Year 2008.  Under the terms of the charter and the listing standards applicable to companies listed on the Nasdaq Capital Market, all of the Audit Committee members were considered to be independent.

Management is responsible for our internal controls and the financial reporting process.  The independent accountants are responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

In this regard, the Audit Committee has reviewed and discussed the audited financial statements for Fiscal Year 2008 with management and discussed other matters related to the audit with the independent auditors.  Management represented to the Audit Committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.  The Audit Committee met with the independent auditors, with and without management present, and discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).  The independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors the firm’s independence.

We paid KPMG LLP (“KPMG”), our independent auditors for Fiscal Year 2008, the following amounts during Fiscal Year 2008:

Audit Fees (including quarterly reviews, and security counts):	$75,500
Audit-related services	$-0-
Financial Information Systems Design and Implementation:
Non-Audit Fees:
Preparation of federal and state income tax returns	$14,900
Other tax research, consultation, correspondence and advice	$-0-

The Audit Committee has considered whether KPMG has maintained its independence during Fiscal Year 2008.  Based upon the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for Fiscal Year 2008, filed with the SEC.

AUDIT COMMITTEE:
Michael W. Dunn, Chair
James W. Eiler
Geoffrey T. Woolley

Independent Auditor Fees and Services

The following table presents fees paid for professional services rendered by KPMG for the Fiscal Year 2008 and Fiscal Year 2007:

Fee Category	Fiscal Year 2008 Fees	Fiscal Year 2007 Fees
Audit Fees	$75,500	$71,225
Audit-Related Fees	-0-	-0-
Tax Fees	$14,900	$22,700
All Other Fees	-0-	-0-
Total Fees	$90,400	$93,925

Audit Fees were for professional services rendered for the audit of our financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements and include quarterly reviews and security counts.

Audit-Related Fees were for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include accounting consultations in connection with acquisitions, consultations concerning financial accounting and reporting standards.

Tax Fees were for professional services for federal, state and international tax compliance, tax advice and tax planning and include preparation of federal and state income tax returns, and other tax research, consultation, correspondence and advice.

All Other Fees are for services other than the services reported above.  We did not pay any fees for such other services in Fiscal Year 2008 or Fiscal Year 2007.

The Audit Committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of KPMG.  KPMG did not bill Eudaimonia for any non-audit services in either Fiscal Year 2008 or Fiscal Year 2007.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Compensation of Directors and Executive Officers

Compensation Committee

We do not have a separate compensation committee utilized to determine the appropriate compensation payable to the Directors due to our size.  The Corporate Governance/Nominating Committee, however, is responsible for, among other things, annually reviewing and approving our compensation policies, and operates under a Charter attached as an appendix to the Proxy Statement in Fiscal Year 2006 and revised and approved in Fiscal Year 2008.  The Charter provides that the Corporate Governance/Nominating Committee may form subcommittees and delegate its responsibilities to subcommittees where appropriate.  Our executive officers do not participate in determining or recommending the compensation for the Directors or the executive officers; however, at the time the Compensation Policy discussed below was initially adopted by the Board of Directors, certain of our officers did serve on the Board of Directors.  Accordingly, the Compensation Policy provided that no Director would be compensated by us if the Director also served as an officer of an investment adviser.  The Corporate Governance/Nominating Committee has not engaged consultants to assist it in these determinations.

Compensation Committee Interlocks and Insider Participation

The Corporate Governance/Nominating Committee presently consists of Geoffrey T. Woolley (Chair), James W. Eiler and Michael W. Dunn.  All members of the Corporate Governance/Nominating Committee are considered “independent” under applicable Nasdaq listing standards.  No members of the Committee have ever served as our officers or employees.  However, at the time the Compensation Policy was adopted by the Board of Directors, certain of our executive officers did serve on the Board of Directors.  None of our executive officers served, during Fiscal Year 2008: (i) on a compensation committee of another entity which had an executive officer serving on the Corporate Governance/Nominating Committee; (ii) as a director of another entity which had an executive officer serving on the Corporate Governance/Nominating Committee; or (iii) as a member of a compensation committee of another entity which had an executive officer who served as a Director of the Corporation.

Compensation Committee Report

The Corporate Governance/Nominating Committee has not reviewed or discussed with our management the compensation indicated below under the caption of “Summary Compensation Table” because our standing policy is to not compensate executive officers, and because compensation of the Board and its committees is determined only by the Board of Directors and the Corporate Governance/Nominating Committee.  The Corporate Governance/Nominating Committee did recommend to the Board of Directors that the information provided below under the caption “Summary Compensation Table” be included in this Proxy Statement.

CORPORATE GOVERNANCE /
NOMINATING COMMITTEE:
Geoffrey T. Woolley, Chair
Michael W. Dunn
James W. Eiler
Compensation of Directors

The compensation of our Directors is governed by a compensation policy adopted via resolution of the Board of Directors on February 24, 2004 and amended on July 18, 2006 (as amended, the “Compensation Policy”).  The Compensation Policy provides that: (i) Directors who are also officers or directors of any investment adviser receive no compensation for serving on the Board of Directors; (ii) the Chairman of the Board receives an annual retainer of $24,000; (iii) all other outside Directors receive an annual retainer of $8,000; (iv) all outside Directors other than the Chairman of the Board receive $1,000 for each Board of Directors meeting attended (whether such attendance is in person or by telephone) if the meeting is scheduled as an in-person meeting and $500 for each Board of Directors meeting attended by telephone if the meeting is scheduled to be held by teleconference; (v) all Directors other than the Chairman of the Board receive $250 for each committee meeting attended (whether such attendance is in person or by telephone) if the committee meeting is scheduled as an in-person meeting and $250 for each committee meeting attended by telephone if the meeting is scheduled to be held by teleconference; and (vi) we reimburse all reasonable expenses of the Directors and the Chairman of the Board in attending Board of Directors and committee meetings.  Directors’ meetings are normally held on a quarterly basis, with additional meetings held as needed.  All Director compensation is payable quarterly, in arrears.

Summary Compensation Table

The following table sets forth the details of the compensation paid to Directors during Fiscal Year 2008.  We do not compensate our executive officers.  For purposes of the following table, the Fund Complex (as that term is defined in Item 22(a)(1)(v) of Schedule 14A adopted under the 1934 Act) consisted solely of the Corporation and during Fiscal Year 2008.  We presently maintain no pension or retirement plans for our Directors.

Name and Position	Aggregate Compensation From MACC(1)
Geoffrey T. Woolley Chairman of the Board	$24,000
Benjamin Jiaravanon(2)	$0
Jasja De Smedt Kotterman(3)	$2,000
Michael W. Dunn	$14,250
Gordon J. Roth	$13,250
Seng Hoo Ong (4)	$0
James W. Eiler	$10,500

(1)
Consists only of directors’ fees (including compensation for serving on the Board of Directors of our former wholly-owned subsidiary, MorAmerica Capital Corporation) and does not include reimbursed expenses.  MACC presently maintains no pension or retirement plans for its Directors.

(2)	Mr. Jiaravanon resigned as Director, effective October 9, 2008.
(3)	Ms. Kotterman did not stand for re-election at the 2008 Annual Meeting.
(4)	Mr. Ong was appointed to replace Mr. Jiaravanon’s position on the Board on October 9, 2008. Mr. Ong resigned from the Board of Directors effective February 27, 2009.

Compensation of Executive Officers

We have no employees and do not pay any compensation to any of our officers.  We have has not compensated our executive officers in any of the last four fiscal years.  We do not provide any of bonus, stock options, stock appreciation rights, non-equity incentive plans, non-qualified deferred compensation or pension benefits to our executive officers.  Further, we have no agreements with any officer pertaining to change in control payments.  All of our current officers and staff are employed by Eudaimonia, which pays all of their cash compensation.

SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Under the rules of the SEC, since the date of the 2009 Annual Meeting has changed more than thirty (30) days from the prior year, notice by a shareholder to be timely must be so delivered a reasonable time before the date on which MACC first mails it proxy materials with respect to the 2010 Annual Meeting.  Accordingly, shareholders desiring to submit a proposal for consideration at the 2010 Annual Meeting of shareholders must give written notice of the proposal to the Secretary of the Corporation, 580 Second Street, Suite 102, Encinitas, California 92024, not later than December 1, 2009.  The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the annual meeting unless certain securities laws requirements are met.

In addition, under our Amended and Restated Bylaws, shareholders desiring to nominate persons for election as Directors or to propose other business for consideration at an annual meeting must notify the Secretary in writing not less than 60 days, nor more than 90 days, prior to the date on which we first mailed its proxy materials for the prior year’s annual meeting.  However, since the date of the 2009 Annual Meeting has changed more than thirty (30) days from the prior year, notice by a shareholder to be timely must be so delivered a reasonable time before the date on which MACC first mails it proxy materials with respect to the 2010 Annual Meeting. Accordingly, shareholders desiring to submit a proposal for consideration at the 2010 Annual Meeting of shareholders must give written notice of the proposal to the Secretary not later than December 1, 2009.  Our proxies will have discretionary authority to vote with respect to any shareholder proposal that may be presented at an annual meeting which does not comply with these notice requirements.  Shareholders’ notices must contain the specific information set forth in our Third Amended and Restated Bylaws.  A copy of our Third Amended and Restated Bylaws will be furnished to shareholders without charge upon written request to the Secretary.

SHAREHOLDER COMMUNICATION

Under a policy adopted by the Board of Directors on February 28, 2006, any shareholder wishing to communicate with any of our Directors regarding matters related to the Corporation may provide correspondence to the Director in care of Secretary, MACC Private Equities Inc., 580 Second Street, Suite 102, Encinitas, California 92024. The Chairman of the Corporate Governance/Nominating Committee will review and determine the appropriate response to questions from shareholders, including whether to forward communications to individual Directors.  The independent members of the Board of Directors review and approve the shareholder’s communication process periodically to ensure effective communication with the shareholders.

EXPENSES OF SOLICITATION OF PROXIES

In addition to the use of the mails, proxies may be solicited by personal interview and telephone by our directors and officers, who will not receive additional compensation for such services.  We have engaged Mellon Investor Services, LLC (“Mellon”) to aid in the solicitation of proxies at an estimated fee of $5,000.  Our agreement with Mellon to solicit proxies generally provides that Mellon will: (i) assist us in planning and organization of proxy solicitation matters, (ii) establish communications with banks, brokers and other parties for purposes of the solicitation, (iii) disseminate all proxy materials in a timely manner, and (iv) solicit and collect proxies according to Mellon’s calling and reporting procedures.  We will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by them and will reimburse such persons for forwarding materials.  The cost of soliciting proxies will be borne by us.

PERIODIC REPORTS

Our financial statements and related financial information required by Item 13(a) of Schedule 14A under the 1934 Act are incorporated herein by this reference to the Annual Report.  The Annual Report accompanies this proxy statement, but is not deemed a part of the proxy soliciting material, except to the extent that portions thereof have been incorporated herein pursuant to the preceding sentence.

A copy of the Fiscal Year 2008 Form 10-K report to the SEC, excluding exhibits, will be mailed to shareholders without charge upon written request to Secretary, MACC Private Equities Inc., 580 Second Street, Suite 102, Encinitas, California 92024 or by calling (760) 479-5080.  Such requests must set forth a good faith representation that the requesting party was either a holder of record or a beneficial owner of our Common Stock on December 31, 2008.  Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees.

Please date, sign and return the proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States.  A prompt return of your proxy will be appreciated as it will save the expense of further mailings and telephone solicitations.

By Order of the Board of Directors

Montie L. Weisenberger,
Secretary
Encinitas, California
June 5, 2009

MACC PRIVATE EQUITIES INC.
Proxy Solicited on Behalf of the Board of Directors
for Annual Meeting of Shareholders
July 14, 2009
The undersigned hereby appoints Geoffrey T. Woolley, Montie L. Weisenberger and Derek J. Gaertner and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the shares of Common Stock of MACC PRIVATE EQUITIES INC. (the “Corporation”) held of record by the undersigned on June 1, 2009, at the Annual Meeting of Shareholders of the Corporation to be held on July 14, 2009 and any adjournment(s) thereof.

The proxy when properly executed will be voted as directed by the undersigned shareholder.  If directors are not indicated, the proxy will be voted to elect the nominees described in item 1 and of the proposals described in item 2 and item 3.  The proxies, in their discretion, are further authorized to vote (a) on matters which the Board of Directors did not know would be presented at the Annual Meeting within the time period specified in the Corporation’s Amended and Restated Bylaws; and (b) on other matters which may properly come before the Annual Meeting and any adjournments or postponements thereof.

(continued, and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

					Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

1. To elect four Directors to serve until the 2010 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified;				FOR	AGAINST	ABSTAIN
	FOR all nominees ☐	WITHHOLD Authority for all nominees ☐	2. To ratify the appointment of KPMG LLP as independent auditors; and	☐	☐	☐
Director Nominees:
01 Michael W. Dunn
02 James W. Eiler			3. To transact such other business that may properly come before the meeting and any adjournment thereof.	☐	☐	☐
03 Gordon J. Roth
04 Geoffrey T. Woolley
(INSTRUCTIONS: To withhold authority for any individual nominee, write that nominee’s name on the space provided below.)

PLEASE SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.
Signature _________________________		Signature _______________________		Date _______________

Please sign your name exactly as it appears hereon.  If signing for estates, trusts, corporations or partnerships, title or capacity should be stated.  If shares are held jointly, each holder should sign.